Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

Second Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Dispositions During the Quarter	3

Dispositions Following the Quarter	4

Portfolio Overview	5

Revolving Line of Credit	8

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	16

Additional Information	16

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of November 30, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2014.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with its initial offering on May 18, 2009 through the closing of the offering on May 18, 2011. During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended June 30, 2014:

Pacific Radiance Ltd.
Investment Date:	6/12/2014	Collateral:	Offshore support vessel acquired for $40,000,000.
Structure:	Lease
Expiration Date:	6/12/2024
Purchase Price:	$40,000,000
The Fund's Investment:	$1,542,000

SeaChange Projects, LLC
Investment Dates:	6/20/2014 8/20/2014	Collateral:	Containership vessel valued at $4,200,000*.
Structure:	Loan
Maturity Date:	2/15/2018
Facility Amount:	$7,000,000
Fund Participation:	$700,000
*As part of our security for the facility, we received an assignment of all earnings related to the vessel CAPT DAVID I LYON including earnings derived from such vessel’s time charter with the U.S. Navy’s Military Sealift Command, which has a term of up to five years and is valued at up to $43,800,000.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Investments Following the Quarter

The Fund made the following investments after the quarter ended June 30, 2014:

Técnicas Maritimas Avanzadas, S.A. de C.V.
Investment Date:	8/27/2014	Collateral:	Two platform supply vessels valued at $61,000,000.
Structure:	Loan
Maturity Date:	8/27/2019
Facility Amount:	$29,000,000
Fund Participation:	$3,625,000

Geokinetics Inc.
Investment Date:	9/4/2014	Collateral:	Land based seismic testing equipment acquired for $10,677,000.
Structure:	Lease
Expiration Date:	8/31/2017
Purchase Price:	$10,677,000
Fund Participation:	$3,577,000

Premier Trailer Leasing, Inc.
Investment Date:	9/24/2014	Collateral:	Trailers valued at $272,373,000.
Structure:	Loan
Maturity Date:	9/24/2020
Facility Amount:	$20,000,000
Fund Participation:	$2,500,000

NARL Marketing, Inc. Investment Date: Structure: Maturity Date: Facility Amount: Fund Participation:	11/13/2014 Loan 11/13/2017 $15,000,000 $3,000,000	Collateral:	A network of bulk fuel storage terminals, convenience store type gas stations including related fuel pumps, storage tanks and real estate.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions During the Quarter

The Fund made the following dispositions during the quarter ended June 30, 2014:

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tanker vessels.
Disposition Dates:	4/14/2014 5/21/2014
The Fund's Investment:	$3,848,000
Total Proceeds Received:	10,847,000*
* On April 14, 2014 and May 21, 2014, the Eagle Otome and the Eagle Subaru were sold for $7,395,355 and $7,426,625 respectively, resulting in a gain on sale.  As originally contemplated, all proceeds from the sale of the two vessels were used to repay indebtedness incurred in connection with the Fund’s investment in ICON AET Holdings, LLC, which also includes two Very Large Crude Carriers currently on charter with AET Inc. Limited.

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Disposition Date:	4/15/2014
The Fund's Investment:	$14,400,000
Total Proceeds Received:	$22,962,000

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Disposition Date:	5/30/2014
The Fund's Investment:	$9,465,000
Total Proceeds Received:	$7,984,000**
** Due to Western Drilling’s failure to meet certain payment obligations, the collateral was repossessed and sold. Although a substantial portion of the loan has been recovered, the Fund continues to pursue all legal remedies to obtain payment of the outstanding loan balance.

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	5/30/2014
The Fund's Investment:	$4,499,000
Total Proceeds Received:	$6,089,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Disposition Date:	6/6/2014
The Fund's Investment:	$3,420,000
Total Proceeds Received:	$4,391,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions Following the Quarter

The Fund made the following dispositions after the quarter ended June 30, 2014:

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Disposition Date:	7/2/2014
The Fund's Investment:	$4,050,000
Total Proceeds Received:	$5,439,000

SeaChange Projects, LLC
Structure:	Loan	Collateral:	Containership vessel.
Disposition Date:	9/24/2014
The Fund's Investment:	$700,000
Total Proceeds Received:	$730,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

As of June 30, 2014, our portfolio consisted of the following investments:

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016 9/30/2017

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and services equipment.
Expiration Dates:	11/30/2016 4/30/2017

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Very Large Crude Carriers.
Expiration Date:	3/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	7/31/2015 9/30/2015

Heniff Transportation Systems, LLC
Structure: Maturity Date:	Loan 8/31/2016	Collateral:	Tractor, stainless steel tank trailers and related equipment.

SAExploration Holdings, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

Siva Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Superior Tube Company, Inc.
Structure: Maturity Date:	Loan 10/1/2017	Collateral:	Equipment and related inventory used in oil field services business.

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/12/2024

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

SeaChange Projects, LLC
Structure:	Loan	Collateral:	Containership vessel.
Maturity Date:	2/15/2018

Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $15,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate.  We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At June 30, 2014, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of June 30, 2014	$294,446,344
Leverage Ratio	0.90:1*
% of Receivables Collected in the Quarter Ended June 30, 2014	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of November 30, 2014.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
Performance Analysis (continued)

	Cash Available From Business Operations
	for the Period January 1, 2014 through June 30, 2014

	Cash balance at January 1, 2014	$9,526,625
	Cash balance at June 30, 2014	$20,676,119

	Net change in cash		$11,149,494

	Add Back:
	Distributions paid to partners from January 1, 2014 through June 30, 2014		$10,455,228

	Investments made during the period
	Investment in notes receivable	$421,889
	Investment in joint ventures	5,353,420
	Investment by Noncontrolling Interests	(18,484)
			$5,756,825

	Cash Available from Business Operations (CABO)		$27,361,547	1

1	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% were paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee of 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2014 through November 30, 2014, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $923,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio. Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

Our General Partner also has a 1% interest in our profit, losses, distributions and liquidation proceeds. We paid distributions to our General Partner of $52,275 and $104,552 for the three and six months ended June 30, 2014, respectively. We paid distributions to our General Partner of $52,288 and $104,576 for the three and six months ended June 30, 2013, respectively. Additionally, our General Partner’s interest in the net income attributable to us for the three and six months ended June 30, 2014 was $29,820 and $46,872, respectively. Our General Partner’s interest in the net income attributable to us for the three and six months ended June 30, 2013 was $58,172 and $111,362 respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:
			Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description	2014	2013	2014	2013
ICON Capital, LLC	Investment Manager	Acquisition fees(1)	$333,125	$297,000	$558,223	$1,232,207
ICON Capital, LLC	Investment Manager	Management fees(2)	981,129	462,140	1,423,677	963,045
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements(2)	399,353	493,359	812,310	1,111,527
			$1,713,607	$1,252,499	$2,794,210	$3,306,779
(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At June 30, 2014, we had a net payable of $343,968 due to our General Partner and its affiliates that primarily consisted of payables due to ICON Leasing Fund Twelve, LLC related to its noncontrolling interest in the AET vessels and administrative expense reimbursements due to our Investment Manager. At December 31, 2013, we had a net payable of $522,643 due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

At June 30, 2014 and December 31, 2013, we had a note receivable from a joint venture of $2,602,595 and $2,575,278, respectively, and accrued interest of $29,135 and $29,938, respectively. The accrued interest is included in other assets on the consolidated balance sheets.  For the three and six months ended June 30, 2014, interest income relating to the note receivable from the joint venture of $101,565 and $201,506, respectively, was recognized and included in finance income on the consolidated statements of operations. For the three and six months ended June 30, 2013, interest income relating to the note receivable from the joint venture of $98,461 and $193,740, respectively, was recognized and included in finance income on the consolidated statements of operations.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	June 30,	December 31,
	2014	2013
	(unaudited)
Assets

Cash and cash equivalents	$20,676,119	$9,526,625
Restricted cash	4,557,860	10,860,964
Net investment in finance leases	130,693,451	133,799,368
Leased equipment at cost (less accumulated depreciation
of $36,038,160 and $44,364,515, respectively)	128,192,755	146,570,694
Net investment in notes receivable	65,458,179	89,430,862
Note receivable from joint venture	2,602,595	2,575,278
Investment in joint ventures	16,415,570	10,680,776
Other assets	4,766,828	6,833,329
Total assets	$373,363,357	$410,277,896
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$158,095,144	$185,275,365
Derivative financial instruments	6,196,117	6,281,705
Deferred revenue	2,229,494	3,253,862
Due to General Partner and affiliates, net	343,968	522,643
Accrued expenses and other liabilities	10,501,802	14,559,645
Total liabilities	177,366,525	209,893,220

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	180,769,544	186,487,068
General Partner	(496,865)	(439,185)
Total partners' equity	180,272,679	186,047,883
Noncontrolling interests	15,724,153	14,336,793
Total equity	195,996,832	200,384,676
Total liabilities and equity	$373,363,357	$410,277,896

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue:
Finance income	$2,988,260	$5,367,229	$6,857,778	$11,832,761
Rental income	5,984,439	7,211,599	13,190,111	14,423,198
Income from investment in joint ventures	480,419	385,042	874,020	595,809
Gain on sale of assets, net	2,229,898	-	2,229,898	-
Other income	5,620	82,903	20,043	130,369
Total revenue	11,688,636	13,046,773	23,171,850	26,982,137

Expenses:
Management fees	981,129	462,140	1,423,677	963,045
Administrative expense reimbursements	399,353	493,359	812,310	1,111,527
General and administrative	515,037	772,555	1,209,950	1,325,796
Credit loss	78,216	18,795	873,215	18,795
Depreciation	2,613,997	3,842,487	6,456,485	7,684,975
Interest	2,232,428	2,629,131	4,771,791	5,293,171
Loss (gain) on derivative financial instruments	906,994	(1,914,721)	1,568,344	(1,991,747)
Total expenses	7,727,154	6,303,746	17,115,772	14,405,562
Net income	3,961,482	6,743,027	6,056,078	12,576,575
Less: net income attributable to noncontrolling interests	979,504	925,817	1,368,876	1,440,370
Net income attributable to Fund Fourteen	$2,981,978	$5,817,210	$4,687,202	$11,136,205

Net income attributable to Fund Fourteen allocable to:
Limited partners	$2,952,158	$5,759,038	$4,640,330	$11,024,843
General Partner	29,820	58,172	46,872	111,362
	$2,981,978	$5,817,210	$4,687,202	$11,136,205

Weighted average number of limited
partnership interests outstanding	258,761	258,820	258,766	258,823
Net income attributable to Fund Fourteen
per weighted average limited partnership
interest outstanding	$11.41	$22.25	$17.93	$42.60

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2013	258,772	$186,487,068	$(439,185)	$186,047,883	$14,336,793	$200,384,676

Net income	-	1,688,172	17,052	1,705,224	389,372	2,094,596
Repurchase of limited
partnership interests	(11)	(7,178)	-	(7,178)	-	(7,178)
Distributions	-	(5,175,446)	(52,277)	(5,227,723)	-	(5,227,723)
Balance, March 31, 2014 (unaudited)	258,761	182,992,616	(474,410)	182,518,206	14,726,165	197,244,371

Net income	-	2,952,158	29,820	2,981,978	979,504	3,961,482
Distributions	-	(5,175,230)	(52,275)	(5,227,505)	-	(5,227,505)
Investment by noncontrolling
interests	-	-	-	-	18,484	18,484
Balance, June 30, 2014 (unaudited)	258,761	$180,769,544	$(496,865)	$180,272,679	$15,724,153	$195,996,832

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$6,056,078	$12,576,575
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income, net of costs and fees	(784,850)	(1,029,901)
Income from investment in joint ventures	(874,020)	(595,809)
Net gain on sale of assets	(2,229,898)	-
Depreciation	6,456,485	7,684,975
Credit loss	873,215	18,795
Interest expense from amortization of debt financing costs	383,646	439,122
Interest expense, other	210,200	199,348
Gain on derivative financial instruments	(82,397)	(3,804,093)
Changes in operating assets and liabilities:
Restricted cash	6,303,104	(2,239,058)
Other assets, net	1,679,661	(1,221,858)
Accrued expenses and other liabilities	(4,268,043)	1,122,906
Deferred revenue	(1,024,368)	(220,055)
Due to General Partner and affiliates	(178,675)	53,675
Distributions from joint ventures	372,939	143,775
Net cash provided by operating activities	12,893,077	13,128,397
Cash flows from investing activities:
Proceeds from sale of equipment	16,368,941	641,942
Principal received on finance leases	835,975	3,277,512
Investment in joint ventures	(5,353,420)	(7,913,572)
Distributions received from joint ventures in excess of profits	119,707	116,207
Investment in notes receivable	(421,889)	(5,136,783)
Principal received on notes receivable	24,331,246	2,584,433
Net cash provided by (used in) investing activities	35,880,560	(6,430,261)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(27,180,221)	(10,534,584)
Proceeds from revolving line of credit, recourse	-	3,000,000
Investment by noncontrolling interests	18,484	-
Distributions to noncontrolling interests	-	(94,709)
Distributions to partners	(10,455,228)	(10,457,571)
Repurchase of limited partnership interests	(7,178)	(8,639)
Net cash used in financing activities	(37,624,143)	(18,095,503)
Net increase (decrease) in cash and cash equivalents	11,149,494	(11,397,367)
Cash and cash equivalents, beginning of period	9,526,625	18,719,517
Cash and cash equivalents, end of period	$20,676,119	$7,322,150

Supplemental disclosure of cash flow information:
Cash paid for interest	$4,650,360	$5,114,559

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.